UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1130 West Pender Street, Suite 820
 Vancouver, British Columbia, Canada V6E 4A4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 999-5848

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 28, 2022, Live Current Media Inc. (the "Company") completed a private placement offering (the "March 2022 Convertible Note Offering") of Original Issue Discount Senior Unsecured Convertible Promissory Notes (the "March 2022 Convertible Notes") and warrants to purchase shares of the Company's common stock (the "March 2022 Warrants").  For gross proceeds of $886,000, the Company issued March 2022 Convertible Notes having an aggregate face value of $956,880 and March 2022 Warrants exercisable for a total of 2,110,765 shares of the Company's  common stock.

The March 2022 Convertible Notes mature 24 months after issuance, bear interest at a rate of 4% per annum and are convertible into shares of the Company's common stock at an initial conversion price of $0.34 per share, subject to adjustment for certain stock splits, stock combinations and dilutive share issuances.  The Company may prepay the March 2022 Convertible Notes (i) at any time during the first 90 days following closing at the face value of the March 2022 Convertible Notes, (ii) at any time during the period from 91 to 180 days following closing at a premium of 110% of the face value of the March 2022 Convertible Notes, and (iii) thereafter at 120% of the face value of the March 2022 Convertible Notes. The March 2022 Convertible Notes contain a number of customary events of default. The March 2022 Convertible Notes are unsecured.

The March 2022 Warrants are exercisable at an initial exercise price of $0.60 per share for a term ending on the 5 year anniversary of the date of issuance.  The exercise price of the March 2022 Warrants are subject to adjustment for certain stock splits, stock combinations and dilutive share issuances.

The March 2022 Convertible Note Offering was completed pursuant to the exemptions from registration provided by Rule 506(b) of Regulation D and Rule 903 of the Securities Act, on the basis that each subscriber was either an  "accredited investor" as defined in Rule 501 of Regulation D or was not a U.S. person as defined in Rule 902 of Regulation S.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

The information set forth in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit

4.1	Form of Original Issue Discount Senior Unsecured Convertible Promissory Note.

4.2	Form of Common Stock Purchase Warrant.

99.1	News Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.
Date: March 31, 2022
	By:	/s/ David M. Jeffs
David M. Jeffs
Chief Executive Officer